Q3 2019 Earnings Review October 23, 2019

Key Metrics EBT YoY Bridge ($M) EBT ($M) and Distributions ($M) Distributions $1,100 $801 $831 $645 $678 $663 $736 $600 $660 $675 $650 $450 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 YoY EBT 4% 13% 9% 25% 29% 9% Q3 2018 Volume / Financing Credit Lease Exchange Other Q3 2019 U.S. Retail LTR Ratios* (%) Mix Margin Loss Residual 0.66% 0.51% 0.55% 0.51% 0.40% 0.39% • Continued strong EBT, up 9% YoY Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 • Healthy U.S. consumer credit metrics with LTR flat YoY • Auction performance slightly better than expectations; Auction Values (Per Unit)** now expect FY auction values to be down about 2% YoY $19,190 $18,660 $18,670 $18,865 • Balance sheet and liquidity remain strong; managed $18,260 leverage within target range of 8:1 to 9:1 $17,545 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 * LTR = Loss-to-Receivables 2 ** U.S. 36-month off-lease auction values at Q3 2019 mix

Q3 2019 Net Receivables Mix ($B) Net Investment in Operating Leases Consumer Financing Non-Consumer Financing $140.3 $27.5 $111.8 Q3 2019 H / (L) 2018 • Operating lease portfolio was SUV / CUV 57% 2 ppts. 20% of total net receivables Truck 30 3 $27.0 Car 13 (5) • U.S. and Canada represent 98% of operating lease portfolio $73.4 $55.2 $11.5 $24.9 $39.4 $29.6 $15.4 $3.6 $9.0 Total Americas Europe Asia Pacific 3

U.S. Origination Metrics and Credit Loss Drivers Retail & Lease FICO and Retail Repossessions (000) and Higher Risk Mix (%) Repossession Rate (%) Higher Risk Portfolio Mix (%) Repossession Rate (%) • Disciplined and consistent 750 underwriting practices 745 747 747 741 747 7 7 7 7 6% 6% 6% 6% 6% 6% 6 6 • Portfolio quality evidenced by FICO scores and consistent risk mix 1.26% 1.26% 1.24% 1.32% 1.17% 1.13% • Delinquencies and repossessions remained low Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 60+ Day Delinquencies* 0.12% 0.14% 0.13% 0.13% 0.11% 0.14% • Extended-term contracts Retail Contract Terms Retail Charge-Offs ($M) and LTR Ratio (%) relatively small part of our Retail > 84 months Placement Mix (%) LTR Ratio (%) business $80 66 mo 66 mo $61 $65 $61 • Strong loss metrics reflect 65 mo 65 mo 65 mo 65 mo $47 $45 healthy consumer credit 0.66% 5% 5% 0.55% 4% 4% 0.51% 0.51% conditions 3% 3% 0.40% 0.39% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 * Excluding bankruptcies Severity (000) $10.3 $9.8 $10.6 $10.9 $10.4 $10.3 4

Worldwide Credit Loss Metrics Charge-Offs ($M) and LTR Ratio (%) LTR Ratio (%) $127 $129 $109 0.43% 0.42% $89 $76 0.36% $66 0.30% 0.25% 0.22% • Worldwide credit loss metrics remain strong Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 • Credit loss reserve based on Credit Loss Reserve ($M) and historical losses, portfolio Reserve as a % of EOP Managed Receivables quality, and receivables level Reserve as a % of EOP Managed Receivables (%) $587 $586 $589 $513 $513 $513 0.49% 0.49% 0.48% 0.42% 0.43% 0.44% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 5

U.S. Lease Metrics Lease Return Volume (000) Lease Placement Volume (000) and Return Rates (%) 24-Month Return Rate (%) 36-Month 39-Month / Other 104 12 95 93 10 9 83 81 83 9 9 11 71 71 71 74 75 70 75 48 • Lease share below industry, 80 75 56 68 80% 78% 78% 78% reflecting Ford sales mix 77% 76% 17 26 16 5 9 4 • Auction performance slightly Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 better than expectations; now Off-Lease Auction Values expect FY auction values to Lease Share of Retail Sales (%) (36-month, at Q3 2019 Mix) be down around 2% YoY Industry* Ford Credit $19,190 $18,865 $18,660 $18,670 31% 30% 29% 29% 30% 29% $18,260 $17,545 23% 23% 21% 21% 20% 19% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 * Source: J.D. Power PIN 6

Funding Structure – Managed Receivables* ($B) 2018 2019 Dec 31 Sep 30 Term Debt (incl. Bank Borrowings) $ 70 $ 74 Term Asset-Backed Securities 60 55 Commercial Paper 4 4 • Funding is diversified across Ford Interest Advantage / Deposits 6 7 platforms and markets Other 10 9 • Well capitalized with a strong Equity 15 14 balance sheet and ample Adjustments For Cash (10) (14) liquidity Total Managed Receivables $ 155 $ 149 Securitized Funding as Pct of Managed Receivables 39% 37% * See Appendix for definitions and reconciliation to GAAP 7

Public Term Funding Plan* ($B) 2017 2018 2019 Through Actual Actual Forecast Oct 22 Unsecured ― Currency of issuance (USD Equivalent) USD $ 10 $ 6 $ 9 - 10 $ 9 CAD 2 1 1 1 EUR / GBP 3 4 4 - 5 4 Other 1 1 1 1 Total unsecured $ 16 $ 13 $ 15 - 17 $ 14 Securitizations** 15 14 13 - 14 12 Total public $ 32 $ 27 $ 28 - 31 $ 26 * Numbers may not sum due to rounding; see Appendix for definitions ** Includes Rule 144A offerings 8

Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events, including Brexit; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may need to substantially modify its product plans to comply with safety, emissions, fuel economy, and other regulations that may change in the future; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 9

APPENDIX Financing Shares And Contract Placement Volume A1 EBT By Segment A2 Total Net Receivables Reconciliation to Managed Receivables A3 Financial Statement Leverage Reconciliation to Managed Leverage A4 Liquidity Sources A5 Non-GAAP Financial Measures that Supplement GAAP Measures A6 Definitions and Calculations A7

Financing Shares And Contract Placement Volume Q3 YTD 2018 2019 2018 2019 Share of Ford Sales* United States 59% 57% 59% 52 % Canada 69 57 73 63 U.K. 36 40 37 39 Germany 47 44 50 47 Total Europe Segment 38 37 37 37 China 37 35 34 34 Wholesale Share United States 76% 76% 76% 76 % Canada 57 57 59 57 U.K. 100 100 100 100 Germany 94 93 93 93 Total Europe Segment 99 98 98 98 China 64 59 61 61 Contract Placement Volume - New and Used (000) Americas Segment 356 318 1,028 821 Europe Segment 124 121 419 393 Asia Pacific Segment 47 27 139 86 Total 527 466 1,586 1,300 * United States and Canada exclude Fleet sales, other markets include Fleet 11A1

EBT By Segment Q3 YTD H / (L) H / (L) 2019 2018 2019 2018 Results ($M) Americas Segment $ 584 $ 28 $ 1,836 $ 217 Europe Segment 82 (7) 314 11 Asia Pacific Segment 15 2 64 (22) Total Segments $ 681 $ 23 $ 2,214 $ 206 Unallocated other* 55 35 154 198 Earnings before taxes $ 736 $ 58 $ 2,368 $ 404 (Provision for) / Benefit from income taxes (165) (5) (581) (315) Net income $ 571 $ 53 $ 1,787 $ 89 * See Appendix for definitions 12A2

Total Net Receivables Reconciliation To Managed Receivables ($B) 2018 2018 2019 2019 2019 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Finance receivables, net (GAAP) $ 116.0 $ 118.8 $ 119.3 $ 115.7 $ 112.8 Net investment in operating leases (GAAP) 27.6 27.4 27.6 27.7 27.5 Total net receivables* $ 143.6 $ 146.3 $ 146.9 $ 143.4 $ 140.3 Unearned interest supplements and residual support 6.7 6.8 6.8 6.9 6.8 Allowance for credit losses 0.6 0.6 0.5 0.5 0.5 Other, primarily accumulated supplemental depreciation 1.2 1.2 1.1 1.1 1.1 Total managed receivables (Non-GAAP) $ 152.1 $ 154.9 $ 155.3 $ 151.9 $ 148.7 * See Appendix for definitions; numbers may not sum due to rounding 13A3

Financial Statement Leverage Reconciliation To Managed Leverage* ($B) 2018 2018 2019 2019 2019 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Leverage Calculation Debt $ 138.2 $ 140.1 $ 142.9 $ 141.5 $ 139.3 Adjustments for cash (12.1) (10.2) (12.8) (14.1) (14.3) Adjustments for derivative accounting 0.6 0.2 (0.1) (0.6) (0.8) Total adjusted debt $ 126.7 $ 130.1 $ 130.0 $ 126.8 $ 124.2 Equity $ 15.2 $ 15.0 $ 14.9 $ 14.9 $ 14.2 Adjustments for derivative accounting (0.1) (0.2) (0.2) (0.1) (0.0) Total adjusted equity $ 15.1 $ 14.8 $ 14.7 $ 14.8 $ 14.2 Financial statement leverage (to 1) (GAAP) 9.1 9.4 9.6 9.5 9.8 Managed leverage (to 1) (Non-GAAP) 8.4 8.8 8.8 8.6 8.8 * See Appendix for definitions 14A4

Liquidity Sources* ($B) 2018 2018 2019 2019 2019 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Liquidity Sources Cash $ 12.1 $ 10.2 $ 12.8 $ 14.1 $ 14.3 Committed asset-backed facilities 32.0 35.4 35.2 35.7 35.2 Other unsecured credit facilities 3.0 3.0 3.3 2.9 2.6 Ford corporate credit facility allocation 3.0 3.0 3.0 3.0 3.0 Total liquidity sources $ 50.1 $ 51.6 $ 54.3 $ 55.7 $ 55.1 Utilization of Liquidity Securitization cash $ (3.0) $ (3.0) $ (3.3) $ (4.0) $ (2.9) Committed asset-backed facilities (17.7) (20.7) (19.8) (17.5) (14.4) Other unsecured credit facilities (0.7) (0.7) (0.6) (0.9) (0.5) Ford corporate credit facility allocation - - - - - Total utilization of liquidity $ (21.4) $ (24.4) $ (23.7) $ (22.4) $ (17.8) Gross liquidity $ 28.7 $ 27.2 $ 30.6 $ 33.3 $ 37.3 Adjustments 0.3 0.1 0.4 0.3 (1.9) Net liquidity available for use $ 29.0 $ 27.3 $ 31.0 $ 33.6 $ 35.4 * See Appendix for definitions 15A5

Non-GAAP Financial Measures That Supplement GAAP Measures • We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non-GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period-over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to measures of financial performance prepared in accordance with GAAP. These non- GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Ford Credit Managed Receivables – (Most Comparable GAAP Measure: Net Finance Receivables plus Net Investment in Operating Leases) – Measure of Ford Credit’s Total net receivables, excluding unearned interest supplements and residual support, allowance for credit losses, and other (primarily accumulated supplemental depreciation). The measure is useful to management and investors as it closely approximates the customer’s outstanding balance on the receivables, which is the basis for earning revenue. • Ford Credit Managed Leverage (Most Comparable GAAP Measure: Financial Statement Leverage) – Ford Credit’s debt-to-equity ratio adjusted (i) to exclude cash, cash equivalents, and marketable securities (other than amounts related to insurance activities), and (ii) for derivative accounting. The measure is useful to investors because it reflects the way Ford Credit manages its business. Cash, cash equivalents, and marketable securities are deducted because they generally correspond to excess debt beyond the amount required to support operations and on-balance sheet securitization transactions. Derivative accounting adjustments are made to asset, debt, and equity positions to reflect the impact of interest rate instruments used with Ford Credit’s term-debt issuances and securitization transactions. Ford Credit generally repays its debt obligations as they mature, so the interim effects of changes in market interest rates are excluded in the calculation of managed leverage. 16A4A6

Definitions And Calculations Adjustments (as shown on the Liquidity Sources chart) • Include certain adjustments for asset-backed capacity in excess of eligible receivables and cash related to the Ford Credit Revolving Extended Variable-utilization program (“FordREV”), which can be accessed through future sales of receivables Cash (as shown on the Funding Structure, Liquidity Sources and Leverage charts) • Cash and cash equivalents and Marketable securities reported on Ford Credit’s balance sheet, excluding amounts related to insurance activities Debt (as shown on the Leverage chart) • Debt on Ford Credit’s balance sheet. Includes debt issued in securitizations and payable only out of collections on the underlying securitized assets and related enhancements. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions Committed Asset-Backed Security (“ABS”) Facilities (as shown on the Liquidity Sources chart) • Committed ABS facilities are subject to availability of sufficient assets, ability to obtain derivatives to manage interest rate risk, and exclude FCE Bank plc (“FCE”) access to the Bank of England’s Discount Window Facility Earnings Before Taxes (EBT) • Reflects Income before income taxes as reported on Ford Credit’s income statement Securitizations (as shown on the Public Term Funding Plan chart) • Public securitization transactions, Rule 144A offerings sponsored by Ford Motor Credit, and widely distributed offerings by Ford Credit Canada Securitization Cash (as shown on the Liquidity Sources chart) • Securitization cash is cash held for the benefit of the securitization investors (for example, a reserve fund) Term Asset-Backed Securities (as shown on the Funding Structure chart) • Obligations issued in securitization transactions that are payable only out of collections on the underlying securitized assets and related enhancements Total Net Receivables (as shown on the Total Net Receivables Reconciliation To Managed Receivables chart) • Includes finance receivables (retail financing and wholesale) sold for legal purposes and net investment in operating leases included in securitization transactions that do not satisfy the requirements for accounting sale treatment. These receivables and operating leases are reported on Ford Credit’s balance sheet and are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations of Ford Credit or the claims of Ford Credit’s other creditors Unallocated Other (as shown on the EBT By Segment chart) • Items excluded in assessing segment performance because they are managed at the corporate level, including market valuation adjustments to derivatives and exchange-rate fluctuations on foreign currency-denominated transactions 17A5A7